Exhibit 99.1

SCAN TO VIEW MATERIALS & VOTE CAREY WATERMARK INVESTORS INCORPORATED ATTN: INVESTOR RELATIONS 50 ROCKEFELLER PLAZA NEW YORK, NY 10020 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E87988-S95261 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CAREY WATERMARK INVESTORS INCORPORATED The Board of Directors recommends you vote FOR Proposals 1, 2 and 3: For Against Abstain 1. To approve the business combination of CWI 1 and CWI 2, which will be effected through a merger of Apex Merger Sub LLC, a wholly owned subsidiary of CWI 2, with and into CWI 1 (the "merger"), as a result of which each issued and outstanding share of CWI 1 common stock will be converted into the right to receive 0.9106 shares of CWI 2 Class A common stock, pursuant to the Agreement and Plan of Merger, dated as of October 22, 2019 (as may be amended from time to time, the "merger agreement"), by and among CWI 1, CWI 2, and Apex Merger Sub LLC, and the other transactions contemplated by the merger agreement (the "CWI 1 merger proposal"). 2. To approve the amendment of CWI 1's charter to eliminate the procedural and substantive requirements applicable to "roll-up transactions," to be effective only upon CWI 1 stockholder approval of the CWI 1 merger proposal. To consider and vote on any adjournment of the CWI 1 special meeting, including a motion to adjourn the meeting to solicit additional proxies to approve any of the proposals above. 3. Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com. E87989-S95261 REVOCABLE PROXY CAREY WATERMARK INVESTORS INCORPORATED PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS MARCH 26, 2020, 2:00 P.M. ET THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder of Carey Watermark Investors Incorporated ("CWI 1"), a Maryland corporation, hereby appoints Mallika Sinha and Susan C. Hyde, and each of them, with full power of substitution, as proxy to attend the Special Meeting of Stockholders of CWI 1 to be held at the offices of Clifford Chance, 31 West 52nd Street, 4th Floor, New York, New York 10019, on March 26, 2020, at 2:00 P.M., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Proxy Statement/Prospectus, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST "FOR" EACH OF THE PROPOSALS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side